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                                                                   Exhibit 10.18

                      PLATINUM UNDERWRITERS HOLDINGS, LTD.
                             The Belvedere Building
                                69 Pitts Bay Road
                             Pembroke HM 08 Bermuda

January 7, 2004

Gregory E. A. Morrison
The Breakers, Unit 12
South Road
Warwick WK 02 Bermuda

Dear Greg:

         Reference is hereby made to the letter dated June 20, 2003 (the "Letter Agreement") between you and Platinum Underwriters Holdings, Ltd. (the "Company"). This letter (the "Letter Amendment") amends the Letter Agreement to replace Section 8 in its entirety with the following:

8.       MOVING/HOUSING/CAR.

         PLATINUM WILL PAY YOU US$50,000 ASSOCIATED WITH YOUR RELOCATION TO BERMUDA. UPON YOUR ESTABLISHMENT OF A RESIDENCE IN BERMUDA, YOU WILL BE ENTITLED TO REIMBURSEMENT OF YOUR ACTUAL AND REASONABLE HOUSING AND LIVING EXPENSES UP TO US$25,000 PER MONTH (THE "MONTHLY REIMBURSEMENT") DURING THE TERM. IN ADDITION, YOU WILL BE ENTITLED TO AN ALLOWANCE OF US$900 PER MONTH FOR EXPENSES RELATING TO YOUR CAR.

         All other terms and conditions of the Letter Agreement remain in full force and effect. This Letter Amendment is intended to be a binding obligation upon the Company and you. If this Letter Amendment correctly reflects your understanding, please sign and return one copy to me for the Company's records.

                                            Platinum Underwriters Holdings, Ltd.

                                            By: /s/ Michael E. Lombardozzi
                                                -----------------------------
                                            Michael E. Lombardozzi
                                            Executive Vice President, General
                                            Counsel and Corporate Secretary

The above Letter Amendment correctly reflects our understanding, and I hereby confirm my agreement to the same.

/s/ Gregory E. A. Morrison
--------------------------
Gregory E. A. Morrison